Exhibit 99.2

China Executive Education Corp. to Present at the Rodman & Renshaw Annual Global Investment Conference

HANGZHOU, P.R. China, August 31, 2010 /PRNewswire-Asia-FirstCall/ --  China Executive Education Corp. (OTC Bulletin Board: CECX) (the “Company”), a China-based executive training company designed to fit the needs of Chinese entrepreneurs with classes to improve their skills in Marketing, Sales, Public Speaking, Leadership, Business Motivation and a variety of Business Management skills, announced today that the Company will present at the Rodman & Renshaw Annual Global Investment Conference, being held September 12-15, 2010 in New York City. Presentation details are provided below:

Date:	Tuesday, September 14, 2010
Time:	5:20 p.m. EDT (Louis Salon, 4th floor)
Location:	The New York Palace Hotel, New York City

China Executive Education Corp. will also be available for one-on-one meetings with investors. To schedule one-on-one meetings with the Company at this event or in the New York area, please call Jon Cunningham at 407-644-4256, Ext. 107, or email info@redchip.com. For more information about the conference, visit http://www.rodmanandrenshaw.com.

About China Executive Education Corp.

China Executive Education Corp., operating through MYL Business, is a fast-growing executive education company in China that offers comprehensive professional training programs in Hangzhou and Shanghai, two prosperous and commercial cities of China. Through open-enrollment training programs, including proprietary training courses and featured lectures, the Company provides Chinese business executives with a different variety of business training such as sales, marketing, leadership development and highly effective personal skill development focused on decision-making skills, negotiation skills, public speaking skills and people skills. The training courses include a 7-course package for CEOs, as well as 22 other business development courses. We are also one of very few business education training companies in China with the reputation and resources to attract world-renowned masters such as management guru Tom Peters, leadership guru John Maxwell, and relationship guru John Gray to China. China Executive Education Corp. will continue to pave the way for Chinese entrepreneurs who would like to have greater success going forward, helping them to reach international markets more easily. Since formally launching in April 2009, the Company has provided its training programs to approximately 2,874 Chinese business owners and executives from a broad range of industries.

Forward-Looking Statements

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact included herein are "forward-looking statements," including statements regarding the Company's financial condition, future revenue and growth strategy, the demand for executive training programs in China, the success of our sales and marketing efforts, our ability to capitalize on potential growth opportunities throughout China, our ability to become China’s leading provider of business training services, our ability to continue to attract world-renowned masters and the Company's ability to maintain its customer relationships and to maintain its ability to pursue its commercial objectives. In addition, the Company’s operations are conducted in the PRC and, accordingly, are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe such as risks associated with, among others, the political, economic and legal environment of the PRC and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the PRC and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available at http://www.sec.gov. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Investor Relations Contact:

Dave Gentry
RedChip Companies, Inc.
1-800-733-2447, Ext. 104

Alexander Nachman
RedChip Companies, Inc.
1-800-733-2447, Ext. 118
1-407-644-4256, Ext. 118
info@redchip.com
http://www.redchip.com

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SOURCE: China Executive Education Corp.